UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2008
SOUTHWEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-23064	73-1136584
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No)
608 South Main Street, Stillwater, Oklahoma 74074
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (405) 372-2230
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     Representatives of the Registrant are scheduled to make presentations at the Howe Barnes Hoefer & Arnett 13th Annual Community Bank Conference on August 19-20, 2008 in Chicago, Illinois. A copy of the materials to be discussed at the presentation is being furnished as Exhibit 99 to this report, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Exhibits. Exhibit 99-Materials to be presented at the Howe Barnes Hoefer & Arnett 13th Annual Community Bank Conference on August 19-20, 2008.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST BANCORP, INC.
By:	/s/ Laura Bright
Laura Bright
Senior Vice President Public Company Reporting and Tax Manager

Dated: August 19, 2008